UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

Federal Agricultural Mortgage Corporation
(Exact name of registrant as specified in its charter)

        Federally chartered
        instrumentality of
         the United States                                    0-17440                                    52-1578738
(State or other jurisdiction of                        (Commission                      (I.R.S. Employer
incorporation or organization)                              File Number)                      Identification No.

1133 21st Street, N.W., Suite 600, Washington, D.C.                                                       20036
(Address of principal executive offices)                                               (Zip Code)

Registrant’s telephone number, including area code: (202) 872-7700

  No change
(Former name or former address, if changed since last report)

Item 2.02.  Results of Operations and Financial Condition.

On August 9, 2006, the Registrant issued a press release to announce the Registrant’s financial results for second quarter 2006 and a conference call to discuss those results and the Registrant’s Quarterly Report on Form 10-Q for second quarter 2006. A copy of the press release is attached to this report as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99	Press release dated August 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                    By: /s/ Jerome G. Oslick
                        Name: Jerome G. Oslick
                        Title:  Vice President - General Counsel

Dated: August 9, 2006

EXHIBIT INDEX

Exhibit No.                            Description        Page No.

99                       Press Release Dated August 9, 2006          5